      As filed with the Securities and Exchange Commission on July 23, 1999
                                                      Registration No. 333-83285

 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ---------------

                             INET TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                       75-2269056
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                        1255 WEST 15TH STREET, SUITE 600
                               PLANO, TEXAS 75075
               (Address of principal executive offices) (Zip Code)

                                ---------------

                      1998 STOCK OPTION/STOCK ISSUANCE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                ---------------

                                 ELIE S. AKILIAN
                        PRESIDENT, CHIEF EXECUTIVE OFFICE
                                  AND DIRECTOR
                             INET TECHNOLOGIES, INC.
                        1255 WEST 15TH STREET, SUITE 600
                               PLANO, TEXAS 75075
                     (Name and address of agent for service)
                                 (972) 578-6100
          (Telephone number, including area code, of agent for service)

                                ---------------

This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933.

                              AMENDMENT TO CORRECT
                        CONSENT OF INDEPENDENT AUDITORS

On July 20, 1999, Inet Technologies, Inc. (the "Registrant") registered on a Form S-8 Registration Statement with the Securities and Exchange Commission (the "Commission"), Registration Number 333-83285, (the "Registration Statement"), 6,750,000 shares of its Common Stock reserved for issuance under the Registrant's 1998 Stock Option/Stock Issuance Plan and 750,000 shares of its Common Stock reserved for issuance under the Registrant's Employee Stock Purchase Plan. Exhibit 23.1 to the Registration Statement, the Consent of Ernst & Young LLP, erroneously omitted certain language which was contained in the original Consent of Ernst & Young LLP as provided to the Registrant. With this Post-Effective Amendment, the Registrant seeks to re-file Exhibit 23.1 to the Registration Statement to include such language.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas on this 23rd day of July, 1999.

                                       INET TECHNOLOGIES, INC.


                                       By: * /s/ Elie S. Akilian
                                           ----------------------------------
                                           Elie S. Akilian
                                           Chief Executive Officer, President
                                           and Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                                       Date
---------                               -----                                       ----

/s/ Samuel S. Simonian                  Chairman of the Board                       July 23, 1999
----------------------------------
Samuel S. Simonian


* /s/ Elie S. Akilian                   President, Chief Executive Officer          July 23, 1999
----------------------------------      and Director
Elie S. Akilian


* /s/ Mark A. Weinzierl                 Executive Vice President,                   July 23, 1999
----------------------------------      Secretary and Director
Mark A. Weinzierl


* /s/ William H. Mina                   Senior Vice President-Finance               July 23, 1999
----------------------------------      and Administration and Director
William H. Mina


* /s/ James R. Adams                    Director                                    July 23, 1999
----------------------------------
James R. Adams


* /s/ Grant A. Dove                     Director                                    July 23, 1999
----------------------------------
Grant A. Dove


By:  /s/ Elie S. Akilian
    ------------------------------
    Elie S. Akilian
    Attorney-in-fact

                               INDEX TO EXHIBITS

Exhibit
Number                             Description
-------                            -----------
 23.1         Consent of Independent Auditors.